Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2006

Distribution Date Summary

		Initial	Begin	End	# days
Distribution Date				1/22/2007
Collection Period			12/1/2006	12/31/2006	31
Monthly Interest Period - Actual			12/20/2006	1/22/2007	33
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	114,454,786.02	106,107,320.51	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	—	—	—	—
Class A-4 Notes	160,670,000.00	103,411,531.95	7,408,375.64	96,003,156.31	0.5975176
Class B Notes	18,329,000.00	—	—	0.00	0.0000000

Total Securities	723,999,000.00	103,411,531.95	7,408,375.64	96,003,156.31	0.1326012

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	—	—	—	—
Class A-4 Notes	2.4300%	209,408.35	—	209,408.35	—
Class B Notes	2.1000%	—	—	—	—

Total Securities		209,408.35	—	209,408.35	—

Available Collections

Principal Payments Received					8,044,694.58
Interest Payments Received					581,579.65
Receivables Repurchased during collection period - Principal				13	107,336.10
Receivables Repurchased during collection period - Interest					938.42
Recoveries on Defaulted Receivables					54,821.43

Total Available Collections					8,789,370.18

Reserve Account Transfer Amount					—

Total Available Funds					8,789,370.18

Summary of Distributions

Payment of Servicing Fee:					95,378.99
Payment of Class A Interest Amount:					209,408.35
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					—
Regular Principal Distribution Amount:					7,408,375.64
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					1,076,207.20

Release of excess reserve					8,145.87

Total Funds Remitted (To the Holder(s) of the Certificates)					1,084,353.07

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2006

Calculation of Servicing Fee

Beginning Pool Balance		114,454,786.02
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		95,378.99
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		95,378.99

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		—
Class A-4 Note Interest Accrued		209,408.35
Total Class A Note Interest Accrued During Period		209,408.35
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		209,408.35

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee		8,693,991.19
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		209,408.35
Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		103,411,531.95
Less: Ending Pool Balance		106,107,320.51

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest		8,484,582.84
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued		—
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		—

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		8,484,582.84
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		—

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		103,411,531.95
Less:
Ending Pool Balance	106,107,320.51
Less: Target Overcollateralization Amount	(10,104,164.20)	96,003,156.31

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		7,408,375.64

Available Funds, before Reserve Account Draw		8,484,582.84
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		7,408,375.64

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2006

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	103,411,531.95
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	96,003,156.31

7,408,375.64
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	96,003,156.31

7,408,375.64

Class A Principal Distribution Amount	7,408,375.64

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	8,484,582.84
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	—
(a) Class A-4 Notes	7,408,375.64
(ii) To the Class B Notes	—
(iii) To the Certificateholder	1,076,207.20

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,657,672.85
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	10,104,164.20

Target Overcollateralization Amount	10,104,164.20

Overcollateralization Amount

Beginning Overcollateralization Amount	11,043,254.07
Target Overcollateralization Amount	10,104,164.20
Overcollateralization Excess/(Deficiency)	939,089.87
Overcollateralization Release Amount	939,089.87
Overcollateralization Increase Amount	—

Overcollateralization Amount	10,104,164.20

Reserve Account
Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	8,145.87
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,841,055.23
Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	848,858.56
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	8,145.87
Deposit of Excess Available Funds	—
Release of excess reserve	8,145.87

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2006

POOL STATISTICS Collateral Pool Balance Data:

	Initial	Current
Net Pool Balance	733,163,743.80	106,107,320.51
Number of Current Contracts	41,825	17,125
Weighted Average Loan Rate	6.4000%	6.4007%
Weighted Average Remaining Term (months)	56.6	19.8

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	40	195,434.83
Less: Recoveries from Prior Months Charge offs		54,821.43
Net Principal Losses for Current Collection Period		140,613.40
Monthly Net Loss Rate (Annualized)		1.4743%
Beginning Net Principal Losses	1,275	8,362,404.31
Net Principal Losses for Current Collection Period	40	140,613.40
Cumulative Net Principal Losses	1,315	8,503,017.71
Cumulative Net Principal Loss Rate		1.1598%
Receivables for which related Financed Vehicle has been repossessed and not liquidated	24	214,296.04

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	85.51%	15,086	90,735,213.17
1 - 29 Days Delinquent	11.30%	1,638	11,993,343.62
30 - 59 Days Delinquent	1.98%	250	2,096,279.50
60 - 89 Days Delinquent	0.62%	86	661,677.48
90 - 119 Days Delinquent	0.44%	47	471,745.38
120-149 Days Delinquent	0.13%	16	136,742.17
150-179 Days Delinquent	0.01%	1	9,446.91
180+ Days Delinquent	0.00%	1	2,872.28

Total		17,125	106,107,320.51

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of January, 2007.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel Vice President